PEDEVCO Corp 8-K

Exhibit 99.1

Filed by PEDEVCO Corp.
Pursuant to Rule 425 under the Securities Act of 1933
and deemed filed pursuant to Rule 14a-12
under the Securities Exchange Act of 1934
Subject Company: SandRidge Permian Trust

Commission File No. 001-35274

PEDEVCO Corp.
575 N. Dairy Ashford, Energy Center II, Suite 210
Houston, Texas 77079
T: (713) 221-1768

PEDEVCO COMMENCES EXCHANGE OFFER TO ACQUIRE ALL OUTSTANDING COMMON UNITS OF SANDRIDGE PERMIAN TRUST

HOUSTON, Tx., October 13, 2020 — PEDEVCO Corp. (NYSE American: PED) (“PEDEVCO”) today launched an exchange offer, offering to exchange each issued and outstanding common unit of beneficial interest (the “Trust Common Units”) of SandRidge Permian Trust (OTC Pink Sheets: PERS) (the “Trust”) for 4/10ths of one share of PEDEVCO common stock (the “PEDEVCO Common Stock”).

Based on the closing price of PEDEVCO Common Stock on the NYSE American Exchange on October 12, 2020 ($1.34) and prior to this announcement, the equivalent market value of the fractional share of PEDEVCO Common Stock to be issued in the exchange offer would be $0.536. The closing price of a Trust Common Unit on the OTC Pink Sheets on October 12, 2020 was $0.44. The closing price of PEDEVCO Common Stock and Trust Common Units is for purposes of illustration only. The price of PEDEVCO Common Stock and Trust Common Units fluctuates and may be higher or lower than the price assumed in this example at the time Trust Common Units are exchanged pursuant to the offer. Holders of Trust Common Units are encouraged to obtain current market quotations for Trust Common Units and PEDEVCO Common Stock prior to making any decision with respect to the offer.

The offer and withdrawal rights are scheduled to expire at 5:00 p.m. New York City Time on November 30, 2020, unless the offer is extended. The full terms, conditions and other details of the exchange offer are set forth in the offering documents that PEDEVCO filed today with the Securities and Exchange Commission (“SEC”).

The purpose of the offer to exchange is to acquire all of the outstanding Trust Common Units in order to combine PEDEVCO and the Trust. PEDEVCO intends, promptly after consummation of the offer and satisfaction of the conditions in the Trust’s trust agreement, including the consent of the trustee of the Trust (the “Trustee”), which is a condition to the offer, to cause the Trust to merge with a wholly-owned subsidiary of PEDEVCO (the “Second-Step Merger”) after which the Trust would be a direct or indirect, wholly owned subsidiary of PEDEVCO. In the Second-Step Merger, each remaining Trust Common Unit (other than Trust Common Units held by PEDEVCO and its subsidiaries) will be cancelled and converted into the right to receive, for each Trust Common Unit held, 4/10ths of one share of PEDEVCO Common Stock.

PEDEVCO believes that the combination of PEDEVCO and the Trust represents a financially and strategically compelling, value-creating opportunity for both PEDEVCO stockholders and holders of Trust Common Units. PEDEVCO believes that the value that could be created by combining PEDEVCO and the Trust significantly outweighs—and is incremental to—anything holders of Trust Common Units may realize by remaining a holder of Trust Common Units. PEDEVCO believes the offer is the best available option for holders of Trust Common Units to maximize the value of their investment while retaining potential upside. The Trust Common Units were recently delisted from the New York Stock Exchange and currently trade on the OTC Pink Sheets. The PEDEVCO Common Stock being offered in the exchange will provide holders of Trust Common Units with a security that is listed on the NYSE American Exchange.

The Trustee has declined to enter into discussions with PEDEVCO regarding the offer, indicating that it is not permitted to do so under the terms of the Trust’s trust agreement. PEDEVCO remains willing to negotiate with the Trust with respect to a combination of PEDEVCO and the Trust. However, in light of the Trustee’s indicated inability to negotiate with PEDEVCO, and because PEDEVCO believes that holders of Trust Common Units should nevertheless be entitled to make their own decision with respect to an exchange offer, PEDEVCO is making the offer directly to holders of Trust Common Units upon the terms and subject to the conditions set forth in offering documents filed with the SEC.

About PEDEVCO

PEDEVCO Corp. (NYSE American: PED), is a publicly-traded energy company engaged in the acquisition and development of strategic, high growth energy projects in the United States. PEDEVCO’s principal assets are its San Andres Asset located in the Northwest Shelf of the Permian Basin in eastern New Mexico, and its Denver-Julesberg (“D-J”) Basin Asset located in the D-J Basin in Weld and Morgan Counties, Colorado. PEDEVCO is headquartered in Houston, Texas. More information about PEDEVCO can be found at www.pedevco.com.

Cautionary Note Regarding Forward-Looking Statements

All statements in this press release that are not based on historical fact are “forward looking statements.” The words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “will”, “should”, “targeting”, “projecting”, “driving” and similar expressions, are intended to identify forward-looking statements. These statements reflect management’s current beliefs, assumptions and expectations and are subject to a number of factors that may cause actual results to differ materially. Such factors include the ultimate outcome of the offer and the Second-Step Merger; the failure of the holders of Trust Common Units, if required, to approve the terms of any transaction; the dissolution and/or termination of the Trust prior to any future transaction being completed; uncertainties as to whether the Trustee will cooperate with PEDEVCO regarding the proposed transaction; PEDEVCO’s ability to consummate the proposed transaction with the Trust; the conditions to the completion of the proposed transaction, including PEDEVCO’s ability to obtain shareholder approval and/or being able to obtain effectiveness of any registration statement required to be filed to register PEDEVCO Common Stock issuable in such transaction, on a timely basis, if at all; the possibility that PEDEVCO may be unable to achieve the expected benefits of acquiring the Trust within the expected time-frames or at all; that the integration of the Trust into PEDEVCO may be more difficult, time-consuming or costly than expected; that PEDEVCO’s costs and business disruption may be greater than expected following the proposed transaction or the public announcement of the proposed transaction; proved oil, natural gas and NGL reserves associated with the underlying properties; the Trust’s or Avalon’s future financial position, business strategy, project costs and plans and objectives for future operations; and the effect of COVID-19 on the U.S. and global economy, the effect of U.S. and global efforts to reduce the spread of the virus, including ‘stay-at-home’ and other orders, and the resulting effect of such pandemic and governmental responses thereto on the market for oil and gas and the U.S. and global economy in general. Additional risks that may affect PEDEVCO and the Trust’s operations are set forth in the “Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of the offer to exchange, and in each of PEDEVCO’s and the Trust’s 2019 Annual Report on Form 10-K, as well as in their respective Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. Both PEDEVCO and the Trust operate in a highly competitive and rapidly changing environment, thus new or unforeseen risks may arise. These forward-looking statements speak only as of the date of this communication or as of the date to which they refer, and PEDEVCO assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. Readers are also urged to carefully review and consider the other various disclosures in each of PEDEVCO’s and the Trust’s public filings with the SEC.

Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. INVESTORS AND SECURITY HOLDERS OF PEDEVCO AND THE TRUST ARE URGED TO READ THE TENDER OFFER STATEMENT (INCLUDING THE OFFER TO EXCHANGE, THE LETTER OF TRANSMITTAL AND OTHER RELATED OFFER DOCUMENTS), THE REGISTRATION STATEMENT AND ANY OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any definitive proxy statements(s) or prospectus(es) (if and when available) will be mailed to shareholders of PEDEVCO and/or the Trust, as applicable. Investors and security holders may obtain free copies of these documents (if and when available) and other documents filed with the SEC by PEDEVCO through the web site maintained by the SEC at www.sec.gov, and by visiting PEDEVCO’s investor relations site at www.pedevco.com under the tab “Investors” and then under the tab “SEC Filings.”

This communication relates to a proposal that PEDEVCO has made for a business combination transaction with the Trust and the exchange offer which, through SRPT Acquisition, LLC, PEDEVCO’s wholly owned subsidiary, has made to holders of Trust Common Units. The exchange offer is being made pursuant to a tender offer statement on Schedule TO (including the offer to exchange, the letter of transmittal and other related offer documents) and a registration statement on Form S-4 filed by PEDEVCO on or about the date hereof. These materials, as may be amended from time to time, contain important information, including the terms and conditions of the offer. Subject to future developments, PEDEVCO may file one or more information statements or proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement, registration statement, tender offer statement, prospectus or other document PEDEVCO and/or the Trust may file with the SEC in connection with the proposed transaction.

This communication shall not constitute an offer to sell or solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. You can find information about PEDEVCO’s executive officers and directors in the Annual Report on Form 10-K for the year ended December 31, 2019 filed by PEDEVCO with the SEC on March 30, 2020 and in PEDEVCO’s proxy statement filed by PEDEVCO with the SEC on July 10, 2020.

PEDEVCO Corp., (713) 221-1768

InvestorCom, (877) 972-0090; info@investor-com.com